WILSHIRE ESCROW COMPANY
Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 938-8927
www.wilshire-escrow.com

BUYER'S FINAL SETTLEMENT STATEMENT

PROPERTY: Boabab Investments, LLC Membership Sale: 2115 Portland Street Los Angeles, CA 90007

BUYER: Hubilu Venture Corporation

DATE: December 31, 2019

CLOSING DATE: December 31, 2019

ESCROW NO.: 003467-024

	DEBITS	CREDITS
FINANCIAL CONSIDERATION		
Total Consideration	942,000.00	
Existing 1st Trust Deed - Shellpoint Mortgage Servicing		616,899.15
Existing 2nd Trust Deed - Belladonna Lily Investments, Inc., a Wyoming Corporation		325,000.00
ESCROW CHARGES - Wilshire Escrow Company		
Title - Escrow Fee	300.00	
Funds required		400.85
TOTAL	$ 942,300.00	$ 942,300.00

SAVE THIS STATEMENT FOR INCOME TAX PURPOSES